SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 16, 2004
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02      Results of Operations and Financial Condition

Item 9.01      Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Press Release and Furnished Financial Tables

GAAP Financial Tables

TABLE OF CONTENTS

ITEM 2.02	Results of Operations and Financial Condition

On November 16, 2004, HP issued a press release relating to its fiscal quarter and fiscal year ended October 31, 2004, entitled "HP Reports Fourth Quarter 2004 Results." The text of this press release, along with the non-GAAP condensed consolidated financial statements, the condensed consolidated GAAP statement of cash flows and additional financial information made available on HP's investor relations web site are furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

In connection with its press release announcing its earnings for its fiscal quarter and fiscal year ended October 31, 2004, HP also provided the GAAP condensed consolidated quarterly financial statements for the fiscal quarter and fiscal year ended October 31, 2004 filed herewith as Exhibit 99.2. Exhibit 99.2 is filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and therefore may be incorporated by reference into filings under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Text of HP's press release relating to its fiscal quarter and fiscal year ended October 31, 2004, entitled "HP Reports Fourth Quarter 2004 Results," along with the non-GAAP condensed consolidated financial statements, the condensed consolidated GAAP statement of cash flows and additional financial information made available on HP's investor relations web site

Exhibit 99.2	GAAP condensed consolidated quarterly financial statements for the fiscal quarter and fiscal year ended October 31, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: November 16, 2004	By:	/s/ ANN O. BASKINS

	Name:	Ann O. Baskins
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of the press release issued by Hewlett-Packard Company dated November 16, 2004, entitled "HP Reports Fourth Quarter 2004 Results," the non-GAAP condensed consolidated financial statements and the condensed consolidated GAAP statement of cash flows for the fiscal quarter and fiscal year ended October 31, 2004 (furnished herewith).

99.2	GAAP condensed consolidated quarterly financial statements for the fiscal quarter and fiscal year ended October 31, 2004 (filed herewith).